Exhibit 10.13

FY 2011 AIP OVERVIEW 1

Designed to drive performance, ensure consistency and alignment and reinforce accountability Calculated based on a formula that weighs degree of achievement of financial goals against FY targets For FY 2011, all participants will be measured solely on the Corporate-wide measures of EBITDA and Change in Working Capital Days(change from prior years using division/region metrics) FY 2010 threshold and maximum performance levels changed from 90% - 110% to 75% - 125% Plan approved by C, D & R 2/11/2011 Slide 2 ANNUAL INCENTIVE PLAN

2/11/2011 Slide 3 FY 2011 – ANNUAL INCENTIVE PLAN Eligibility, target and alignment review in progress Little, if any, change of eligibility and targets for FY 2011 Metrics defined, goals and alignment in process Proposed Metrics & Weighting (Corporate AIP) EBITDA - 65% (target = $150M) Change in Working Capital Days – 25% (target = 4 days) MBO’s (Execution of Strategic Plan, Risk Mitigation and Leadership) - 10% Adjustments +25% and -100% based on individual performance

2/11/2011 Slide 4 FY 2011 – ANNUAL INCENTIVE PLAN Payout Curves < 75% Performance = 0% payout or discretionary payout 75% Performance = 50% payout 100% performance = target payout 125% performance = 200% payout (no cap discretionary provision) > 125% performance = 200% payout plus any discretionary payout Corporate EBITDA will act as a gate If 75% performance is not met, than no/reduced payout Other specific details of plan (payout procedures and eligibility/transfers/promotions, etc.) are currently in development All payouts subject to approval/adjustment by the Compensation Committee

AIP – Annual Incentive Plan – targeted for employees with direct impact on Atkore results BOP – Business Operating Plan – target for lower level employees with direct impact on division/region results 2011 – Eliminate BOP nomenclature. Standardize targets based on band and position for 2012 Total payout at target is approximately $6M 2/11/2011 Slide 5 OVERVIEW

Slide 6 PAYOUTS AND CURVE – AIP 1 pt. Performance = 2 pts. Pay 1 pt. Performance = 4 pts. Pay 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% $103.1 $112.5 $121.9 $131.3 $140.6 $150.0 $159.4 $168.8 $178.1 $187.5 $196.9 Payout FY 2011 Proposed curve Target Minimum Maximum EBITDA 75% of target 125% of target Payout at discretion of Comp Committee for performance over 125%

Slide 7 PAYOUT EXAMPLE I. Personal Data Name: John Doe AIP Metrics Weighting Threshhold Target Maximum Title: Controller 75% 100% 125% Base Salary: $150,000 EBITDA ($Ms) 65% $112.5 $150.0 $187.5 Target AIP %: 30% Change in WCD 25% 3 4 5 Personal 10% 1 5 10 II. Illustrative Payouts Metrics Threshhold Target Maximum Threshhold Target Maximum Threshhold Target Maximum A. EBITDA $112.5 $150.0 $187.5 50% 100% 200% 33% 65% 130% B. Change in WCD 3 4 5 50% 100% 200% 13% 25% 50% C. Personal Objectives 1 5 10 50% 100% 200% 5% 10% 20% Total Payout % 50% 100% 200% Total Payout $ $22,500 $45,000 $90,000 III. "Actual" Payout "Actual" Percent Metric Weighted Metrics Attainment Attainment Payout Payout A. EBITDA $143.3 96.0% 92.0% 59.8% B. Change in WCD 4.1 103.0% 112.0% 28.0% C. Personal Objectives 6 105.0% 120.0% 12.0% D. Total Percent Payout 99.8% E. Total AIP Payout $44,910 Metric Attainment Percentage Payout Weighted Payout